UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08897

Sparrow Funds

(Exact name of registrant as specified in charter)

211 N. Broadway, Suite 2080  St.Louis   MO  63102

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400  Broadview Heights  OH  44147

 (Name and address of agent for service)

Registrant's telephone number, including area code: (314) 725-6161

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Sparrow Growth Fund

Class A

(SGFFX)

Class C

(SGFCX)

No-Load Class

(SGNFX)

Annual Report

August 31, 2015

Fund Advisor:

Sparrow Capital Management, Inc.

211 N. Broadway, Suite 2080

St. Louis, Missouri 63102

Toll Free: (888) 727-3301

SPARROW GROWTH FUND

MANAGERS COMMENTARY

AUGUST 31, 2015 (UNAUDITED)

Dear Shareholders,

We are pleased with the progress of the U. S. economy as sales of cars and homes are at or approaching records not reached since 2007.  International is another story as the largest economies in Europe and Asia are struggling.  We believe the monetary and fiscal policies in those regions are very dovish and expect good results the easy polies of the foreign governments.

During this period, the Fund held on average approximately 90 stocks and remained close to fully invested, with only minor cash balances at various times. In selecting stocks for the Fund, our portfolio management team tends to focus on profitable companies with what we believe have sustainable competitive advantages and are expected to generate either consistent earnings or accelerated growth over time. We also look for companies that we believe have strong balance sheets that have management teams that put their interests in line with shareholders, and have the ability to generate free cash flow. We strive to invest in these types of companies when the value is right with an adequate margin of safety, and barring a major change in the company’s fundamentals or a situation where the stock becomes over-valued, we tend to hold these stocks for a longer period of time.

For the fiscal year ended August 31, 2015, the Fund returned +4.07%.  Over the same period, the S&P 500 Index returned a positive 0.48%.  The Fund provided positive returns during the year, and outperformed the Index, in part, due to security selection.  The Fund allocated a portion of its assets to smaller cap securities which did perform as well, overall, as the Index securities.

Among the stocks that contributed positively to performance over the past year was Constellation Brands Inc. (STZ) Constellation Brands, Inc. is an international beverage alcohol company. The Company's operating segments include Beer, Wine and Spirits and Corporate Operations and Other. The Company's wine portfolio is complemented by select spirits brands and other select beverage alcohol products. It is a multi-category supplier (beer, wine and spirits) of beverage alcohol in the United States. The Company's customers include wholesale distributors, retailers, on premise locations and government alcohol beverage control agencies. In the United States, the Company operates 19 wineries using varieties of grapes grown in the Napa, Sonoma, Monterey and San Joaquin regions of California. It also operates eight wineries in Canada, four wineries in New Zealand and five wineries in Italy. The Company's Canadian whisky requirements are produced and aged at its Canadian distillery in Lethbridge, Alberta.

One of the Fund’s investments that ultimately contributed negatively to performance and has been liquidated from the Fund’s portfolio, but we believe was a good idea at the time of investment is Mosaic, Co.  (MOS)  The Mosaic Company is a producer and marketer of concentrated phosphate and potash crop nutrients. The Company is a single source supplier of phosphate and potash-based crop nutrients and animal feed ingredients. It operates in two segments. The Phosphates segment owns and operates mines and production facilities in Florida, which produce concentrated phosphate crop nutrients and phosphate-based animal feed ingredients, and processing plants in Louisiana, which produce concentrated phosphate crop nutrients. The Potash segment owns and operates potash mines and production facilities in Canada and the United States, which produce potash-based crop nutrients, animal feed ingredients and industrial products. It mines phosphate rock in Florida and process rock into finished phosphate products at facilities in Florida and Louisiana. It also mines potash in

SPARROW GROWTH FUND

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2015 (UNAUDITED)

Saskatchewan and New Mexico. The Company has other production, blending or distribution operations in Brazil, China, India and Paraguay.

As always, we appreciate your business and remain focused on taking care of our shareholders. We here at Sparrow invest our money in the Fund which does not guarantee positive results but does keep our focus and attention on your investments.

Gerald R. Sparrow

President

Gerald R. Sparrow

President

One Metropolitan Square

211 North Broadway, Suite 2080

St Louis, MO, 63102
t (314) 725-6161  f (314) 621-5905

gsparrow@sparrowcapital.com

www.sparrowcapital.com

PLEASE READ THIS WARNING:  All e-mail sent to or from this address will be received or otherwise recorded by the Sparrow Capital Management corporate e-mail system and is subject to archival, monitoring and/or review, by and/or disclosure to, someone other than the recipient.  This message is intended only for the use of the person(s) (“intended recipient”) to whom it is addressed.  It may contain information that is privileged and confidential.  If you are not the intended recipient, please contact the sender as soon as possible and delete the message without reading it or making a copy.  Any dissemination, distribution, copying, or other use of this message or any of its content by any person other than the intended recipient is strictly prohibited.  Sparrow Capital Management has taken precautions to screen this message for viruses, but we cannot guarantee that it is virus free nor are we responsible for any damage that may be caused by this message.

Sparrow Capital Management only transacts business in states where it is properly registered or notice filed, or excluded or exempted from registration requirements.  Follow-up and individualized responses that involve either the effecting or attempting to effect transactions in securities, or the rendering of personalized investment advice for compensation, as the case may be, will not be made absent compliance with state investment adviser and investment adviser representative registration requirements, or an applicable exemption or exclusion.

The Sparrow Growth Fund is offered by Prospectus only. Investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing; the Prospectus contains this and other information about the Investment Company. A Prospectus may be obtained by calling Sparrow Capital at 314-725-6161.

The Funds past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data to the most recent month-end may be obtained by calling 314-725-6161. The Annual Expense Ratio of the Fund is 2.73%.

There are principal risks with investing in the Fund, including: Market Risk, Company Risk, Growth Style investing Risk, Value Style Investing Risk, Management Risk, Mid Cap Risk, Small Cap Risk, Fixed Income Risk, Foreign & Emerging Market Securities Risk, Sector Risk, ETF Risk and Other Investment Company Risk, and Portfolio Turnover Risk. These risks are further explained on pages 2, 3 and 4 of the Fund Prospectus.

Distributor: Rafferty Capital Markets, LLC

Sparrow Capital Management, Inc. is a Registered Investment Advisor, established by Gerald Sparrow in 1988. A list of all past specific recommendations is available upon request. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities in this list.

SPARROW GROWTH FUND – CLASS A

PERFORMANCE ILLUSTRATION

AUGUST 31, 2015 (UNAUDITED)

 Comparison of a $10,000 Investment in the

Sparrow Growth Fund, Class A and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class A shares and the S&P 500 Index on August 31, 2005 and held through August 31, 2015. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Fund’s returns reflect the deduction of the maximum initial sales load and other recurring fees. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.  Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND – CLASS A

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2015 (UNAUDITED)

 Average Annual Total Returns

(for periods ended August 31, 2015)

	One Year	Five Year	Ten Year	Dollar Value
Sparrow Growth Fund, Class A	4.07%	15.47%	4.90%	$16,134
Sparrow Growth Fund, Class A*	-1.93%	14.12%	4.28%	$15,205
S&P 500 Index **	0.48%	15.88%	7.15%	$22,354

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2014 prospectus were: Net Annual Fund Operating Expenses 2.38%†

† Net Annual Fund Operating Expenses include 0.00% of Acquired Fund Fees and Expenses.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND – CLASS C

PERFORMANCE ILLUSTRATION

AUGUST 31, 2015 (UNAUDITED)

 Comparison of a $10,000 Investment in the

Sparrow Growth Fund, Class C and the S&P 500 Index

Sparrow Growth Fund - Class C
S&P 500 Index
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class C shares and the S&P 500 Index on January 5, 2012 (inception date of the Fund, Class C shares) and held through August 31, 2015. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND – CLASS C

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2015 (UNAUDITED)

 Average Annual Total Returns

(for periods ended August 31, 2015)

	One Year	Five Year	Since Inception (1/5/2012)	Dollar Value
Sparrow Growth Fund, Class C	3.55%	N/A	12.92%	$15,598
S&P 500 Index **	0.48%	N/A	15.03%	$16,691

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2014 prospectus were: Net Annual Fund Operating Expenses 2.85%†

† Net Annual Fund Operating Expenses include 0.00% of Acquired Fund Fees and Expenses.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

NO LOAD CLASS (FORMERLY CLASS C)

PERFORMANCE ILLUSTRATION

AUGUST 31, 2015 (UNAUDITED)

  Comparison of a $10,000 Investment in the

Sparrow Growth Fund, No Load Class and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, No Load Class (previously Class C) shares and the S&P 500 Index on August 31, 2005 and held through August 31, 2015. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

NO LOAD CLASS (FORMERLY CLASS C)

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2015 (UNAUDITED)

Average Annual Total Returns

(for periods ended August 31, 2015)

	One Year	Five Year	Ten Year	Dollar Value
Sparrow Growth Fund, No Load	4.29%	15.76%	4.93%	$16,175
S&P 500 Index **	0.48%	15.88%	7.15%	$19,956

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2014 prospectus were: Net Annual Fund Operating Expenses 2.16%†

† Net Annual Fund Operating Expenses include 0.00% of Acquired Fund Fees and Expenses.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
1.34%
Communication Services
3.05%
Technology
11.05%
Consumer Cyclical
18.70%
Industrials
4.08%
Consumer Defensive
10.43%
Financial Services
6.67%
Healthcare
44.68%

Per the fee table in the December 31, 2014 prospectus, the Fund’s total annual operating expense ratio was 2.38%, 2.85%, and 2.16% for Class A, Class C, and No-Load Class shares, respectively.  Class A shares are subject to a maximum sales charge of 5.75% imposed on the purchases, and a maximum contingent deferred sales charge of 1.00% on redemptions made within 18 months of their purchases (only on purchases of $1 million or more).

Sectors are categorized using Morningstar® classifications.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

Shares		Fair Value

COMMON STOCKS - 100.25%

Agricultural Chemicals - 0.02%
45	The Mosaic Co.	$ 1,837

Air Transportation - 0.63%
3,510	JetBlue Airways Corp. *	78,343

Apparel & Other Finished Products of Fabrics & Similar Material - 10.52%
3,020	Columbia Sportswear Co.	185,337
340	G-III Apparel Group, Ltd. *	23,572
5,920	Hanesbrands, Inc.	178,251
1,740	Nike, Inc. Class B	194,445
2,000	Skechers USA, Inc. *	281,480
2,780	Under Armour, Inc. Class A *	265,573
2,480	VF Corp.	179,626
		1,308,284
Application Software - 0.34%
715	Manhattan Associates, Inc. *	41,813

Asset Management - 0.39%
2,615	Wisdom Tree Investments, Inc.	49,031

Auto Manufacturer - 0.80%
7,185	Ford Motor Co.	99,656

Banks - 1.54%
2,070	Bank of the Ozarks, Inc.	86,526
2,130	Opus Bank	78,363
610	Simmons First National Corp. Class A	26,761
		191,650
Beverages - 5.42%
970	Anheuser-Busch Inbev S.A. ADR	105,643
780	Boston Beer Co. Inc. Class A *	159,955
560	Brown-Forman, Inc. Class A	60,782
1,830	Constellation Brands, Inc. Class A	234,240
1,060	Dr. Pepper Snapple Group, Inc.	81,334
235	Monster Beverage Corp. *	32,538
		674,492
Biological Products - 3.69%
255	Amgen, Inc.	38,704
590	Biogen Idec, Inc. *	175,407
1,785	Gilead Sciences, Inc.	187,550

* Non-income producing securities during the period.

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

Shares		Fair Value

Biological Products - (Continued)
830	IGI Laboratories, Inc. *	$ 6,499
2,820	Osiris Therapeutics, Inc. *	50,760
		458,920
Business Services - 0.86%
1,500	Visa, Inc. Class A	106,950

Cable & Other Pay Television Services - 1.45%
1,765	Walt Disney Co.	179,818

Chemicals - Major Diversified - 0.72%
3,970	Aceto Corp.	88,968

Cigarettes - 0.68%
1,570	Altria Group, Inc.	84,121

Computer Peripheral Equipment - 0.65%
495	Palo Alto Networks, Inc. *	81,289

Diversified Machinery - 0.42%
635	Zebra Technologies Corp. Class A *	52,629

Electrical Work - 0.71%
3,200	Comfort Systems USA, Inc.	88,704

Electronic Computers - 1.78%
1,965	Apple, Inc.	221,573

Food and Kindred Products - 2.44%
2,830	The Hain Celestial Group, Inc. *	172,234
2,850	The WhiteWave Foods Co. Class A *	131,499
		303,733
Grain Mill Products - 0.59%
1,130	Post Holdings, Inc. *	73,766

Industrial Instruments for Measurement, Display, and Control - 1.14%
4,205	MKS Instruments, Inc.	141,708

Information & Delivery Services - 0.38%
300	FactSet Research Systems, Inc.	47,376

Insurance - 0.70%
2,035	Essent Group, Ltd. (Bermuda) *	54,518
40	Markel Corp. *	32,950
		87,468

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

Shares		Fair Value

Investment Brokerage - 0.81%
2,520	Interactive Brokerage Group, Inc. Class A	$ 100,598

Laboratory Analytical Instruments - 1.09%
685	Illumina, Inc. *	135,363

Loan Brokers - 0.94%
1,100	LendingTree, Inc. *	116,545

Measuring & Controlling Devices, NEC - 0.82%
815	Thermo Fisher Scientific, Inc.	102,177

Medical Appliances & Equipment - 1.56%
385	Edwards Lifesciences Corp. *	54,239
570	Medtronic, Inc.	41,205
950	Zimmer Biomet Holdings, Inc.	98,382
		193,826
Medical Instruments & Supplies - 3.15%
960	ABIOMED, Inc. *	92,064
585	Becton, Dickinson and Co.	82,497
2,280	Cantel Medical Corp.	113,156
830	DexCom, Inc. *	78,136
2,660	MiMedx Group, Inc. *	25,829
		391,682
Miscellaneous Transportation Equipment - 1.12%
1,070	Polaris Industries, Inc.	138,961

Motor Vehicle Parts & Accessories - 0.20%
535	Gentherm, Inc. *	24,391

Operative Builders - 0.84%
7,510	TRI Pointe Group, Inc. *	104,239

Pharmaceutical Preparations - 25.26%
1,325	Abbott Laboratories	60,009
1,758	Abbvie, Inc.	109,717
3,985	Akorn, Inc. *	158,563
965	Alexion Pharmaceuticals, Inc. *	166,163
325	Allergan Plc. *	98,716
1,040	AMAG Pharmaceuticals, Inc. *	65,042
2,370	ANI Pharmaceuticals, Inc. *	115,585
725	Bristol-Myers Squibb Co.	43,116
1,405	Cambrex Corp. *	67,173

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

Shares		Fair Value

Pharmaceutical Preparations - (Continued)
2,080	Celgene Corp. *	$ 245,606
1,525	Eagle Pharmaceuticals, Inc. *	119,789
690	Eli Lilly & Co.	56,821
1,525	Emergent Biosolutions, Inc. *	50,767
1,325	Flamel Technologies S.A. (France) *	29,349
1,190	Horizon Pharma, Inc. (Ireland) *	34,772
2,620	Impax Laboratories, Inc. *	107,315
3,720	INSYS Therapeutics, Inc. *	120,602
790	Jazz Pharmaceuticals Plc. (Ireland) *	133,368
3,400	Lannett Company, Inc. *	163,030
1,690	Mallinckrodt Plc. (Ireland) *	145,746
765	Medivation, Inc. *	67,366
640	Merck & Co., Inc.	34,464
1,650	Mylan, Inc. (United Kingdom) *	81,823
1,035	Novo-Nordisk A/S ADR (Denmark)	57,204
2,800	Opko Health, Inc. *	30,296
290	Perrigo Co. (Ireland)	53,061
1,090	Pfizer, Inc.	35,120
540	Regeneron Pharmaceuticals, Inc. *	277,290
120	Shire Plc. (Ireland)	27,840
2,940	Sucampo Pharmaceuticals, Inc. Class A *	78,968
240	Taro Pharmaceutical Industries Ltd. (Israel) *	32,064
320	United Therapeutics Corp. *	48,198
445	Valeant Pharmaceuticals International, Inc. (Canada) *	102,617
965	Vertex Pharmaceuticals, Inc. *	123,057
		3,140,617
Photographic Equipment & Supplies - 0.25%
660	GoPro, Inc. Class A *	30,749

Radio Telephone Communications - 0.76%
2,400	T-Mobile US, Inc. *	95,064

Refrigeration & Service Industry Machine - 0.98%
1,125	Middleby Corp. *	122,119

Retail - Drug & Proprietary Stores - 3.03%
1,040	CVS Health Corp.	106,496
2,680	Diplomat Pharmacy, Inc. *	105,833
1,400	Kroger Co.	48,300
1,335	Walgreens Boot Alliance, Inc.	115,544
		376,173

* Non-income producing securities during the period.

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

Shares		Fair Value

Retail - Catalog & Mail-Order Houses - 0.99%
240	Amazon.com, Inc. *	$ 123,094

Restaurants - 1.00%
45	Chipotle Mexican Grill, Inc. *	31,950
1,380	Papa John's International, Inc.	92,805
		124,755
Savings Institution, Federally Chartered - 0.88%
940	Bofi Holding, Inc. *	108,890

Semiconductors & Related Devices - 0.29%
380	Ambarella, Inc. *	36,339

Services - Business Services, NEC - 1.97%
321	Alliance Data Systems Corp. *	82,558
1,855	HealthEquity, Inc. *	54,389
760	Mastercard, Inc.	70,201
30	Priceline Group, Inc. *	37,459
		244,607
Services - Commercial Physical & Biological Research - 0.45%
1,045	Albany Molecular Research, Inc. *	20,837
300	Incyte Corp. *	34,857
		55,694
Services - Computer Integrated Systems Design - 0.69%
1,385	Cerner Corp. *	85,538

Services - Computer Programming, Data Processing, Etc. - 2.52%
2,560	Facebook, Inc. Class A *	228,941
130	Google, Inc. Class A *	84,217
		313,158
Services - Consumer Credit Reporting, Collection Agencies - 0.30%
365	Moody's Corp.	37,343

Services - Hospitals - 0.81%
1,015	Adeptus Health, Inc. Class A *	101,135

Services - Medical Services - 5.84%
2,170	Acadia Healthcare Company, Inc. *	158,475
650	AmSurg Corp. *	50,973
1,660	Centene Corp. *	102,455
900	ICON, Plc. *	69,300
450	Laboratory Corp. of America Holdings *	53,015

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

Shares		Fair Value

Services - Medical Services - (Continued)
980	Molina Healthcare, Inc. *	$ 73,098
1,000	United Health Group, Inc.	115,700
1,140	WellCare Health Plans, Inc. *	103,364
		726,380
Services - Nursing & Personal Care Facilities - 0.40%
2,485	Kindred Healthcare, Inc.	49,899

Services - Prepackaged Software - 2.98%
1,050	Adobe Systems, Inc. *	82,499
1,705	Medidata Solutions, Inc. *	81,874
1,270	Mobileye N.V. (Israel) *	71,831
830	Salesforce.com, Inc. *	57,569
1,700	Textura Corp. *	43,962
185	The Ultimate Software Group, Inc. *	32,595
		370,330
Services - Racing, Including Track Operation - 0.99%
930	Churchill Downs, Inc.	123,569

Services - Video Tape Rental - 1.62%
1,750	Netflix, Inc. *	201,303

Specialty Chemicals - 0.62%
300	Sherwin Williams Co.	76,743

Specialty Eateries - 0.25%
575	Starbucks Corp.	31,458

Telephone Communications (No Radio Telephone) - 0.68%
1,875	Level 3 Communications, Inc. *	83,869

Wholesale - Groceries & related Products - 0.29%
335	Domino's Pizza, Inc.	35,490

TOTAL FOR COMMON STOCKS (Cost $10,736,740) - 100.25%		12,464,227

TOTAL INVESTMENTS (Cost $10,736,740) - 100.25%		12,464,227

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.25)%		(30,816)

NET ASSETS - 100.00%		$12,433,411

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2015

Assets:
Investments in Securities, at Fair Value (Cost $10,736,740)	$ 12,464,227
Cash	83,366
Receivables:
Dividends and Interest	4,778
Securities Sold	121,573
Prepaid Expenses	7,986
Total Assets	12,681,930
Liabilities:
Payables:
Due to Advisor	10,997
Distribution Fees	13,451
Trustee Fees	18
Shareholder Redemption	18,032
Securities Purchased	199,490
Other Accrued Expenses	6,531
Total Liabilities	248,519
Net Assets	$ 12,433,411

Net Assets Consist of:
Paid In Capital	$ 10,605,382
Accumulated Net Investment Loss	(126,783)
Accumulated Undistributed Realized Gain on Investments	227,325
Unrealized Appreciation in Value of Investments	1,727,487
Net Assets	$ 12,433,411

Class A:

Net Assets	$ 8,995,355

Shares outstanding (unlimited number of shares authorized with no par value)	466,904

Net Asset Value	$ 19.27

Offering Price Per Share ($19.27/ 94.25%) (Note 2)	$ 20.45

Short-term Redemption Price Per Share ($19.27 x 0.99) *	$ 19.08

Class C:

Net Assets	$ 483,517

Shares outstanding (unlimited number of shares authorized with no par value)	26,068

Net Asset Value, Redemption Price and Offering Price Per Share	$ 18.55

No Load Class:

Net Assets	$ 2,954,539

Shares outstanding (unlimited number of shares authorized with no par value)	159,036

Net Asset Value, Redemption Price and Offering Price Per Share	$ 18.58

* The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares redeemed within 18 months of purchase if the shares were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees. See Note 2 for further analysis.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2015

Investment Income:
Dividends (Net of foreign taxes withheld $2,624)	$ 77,435
Interest	4
Total Investment Income	77,439

Expenses:
Advisory Fees (Note 4)	118,877
Distribution and/or Service (12b-1) Fees (Class A - $46,405;	56,137
Class C - $4,287; No Load Class - $5,445)
Transfer Agent Fees	8,985
Legal Fees	13,270
Accounting Fees	26,656
Audit Fees	15,350
Insurance Fees	1,136
Custody Fees	12,433
Miscellaneous Fees	4,200
Registration Fees	15,259
Trustee Fees	2,567
Printing and Mailing Fees	2,252
Total Expenses	277,122

Net Investment Loss	(199,683)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	385,643
Net Change in Unrealized Appreciation on Investments	143,538
Net Realized and Unrealized Gain on Investments	529,181

Net Increase in Net Assets Resulting from Operations	$ 329,498

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2015	8/31/2014
Increase in Net Assets From Operations:
Net Investment Loss	$ (199,683)	$ (222,556)
Net Realized Gain on Investments	385,643	1,777,119
Net Change in Unrealized Appreciation on Investments	143,538	178,810
Net Increase in Net Assets Resulting from Operations	329,498	1,733,373

Distributions to Shareholders from:
Realized Gains
Class A	(277,028)	(612,844)
Class C	(12,636)	(20,836)
No Load Class	(57,231)	(81,547)
Net Change in Net Assets from Distributions	(346,895)	(715,227)

Capital Share Transactions:
Proceeds from Sale of Shares
Class A	919,257	3,061,861
Class C	127,116	84,855
No Load Class	1,333,241	374,450
Reinvestment of Shares
Class A	260,195	598,171
Class C	10,788	20,836
No Load Class	57,231	81,547
Cost of Shares Redeemed
Class A	(2,169,194)	(4,196,571)
Class C	(79,005)	(13,250)
No Load Class	(119,355)	(25,648)
Net Increase (Decrease) from Shareholder Activity	340,274	(13,749)

Net Assets:
Net Increase in Net Assets	322,877	1,004,397
Beginning of Period	12,110,534	11,106,137
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $(126,783) and $0, respectively)	$12,433,411	$12,110,534

Share Transactions:
Shares Sold
Class A	45,849	161,835
Class C	6,732	4,744
No Load Class	68,890	20,542
Reinvestment of Shares
Class A	14,049	31,733
Class C	605	1,138
No Load Class	3,199	4,498
Shares Redeemed
Class A	(114,835)	(224,815)
Class C	(4,485)	(771)
No Load Class	(6,204)	(1,436)
Net Increase (Decrease) in Shares	13,800	(2,532)

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND - CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended
	8/31/2015	8/31/2014	8/31/2013	8/31/2012	8/31/2011

Net Asset Value, at Beginning of Year	$ 19.10	$ 17.42	$ 14.49	$ 13.03	$ 10.27

Income From Investment Operations:
Net Investment Loss (a)	(0.33)	(0.33)	(0.09)	(0.21)	(0.18)
Net Gain on Securities (Realized and Unrealized)	1.08	3.10	3.02	1.67	2.98
Total from Investment Operations	0.75	2.77	2.93	1.46	2.80

Distributions:
Net Investment Income	-	-	-	-	(0.03)
Realized Gains	(0.58)	(1.09)	-	-	-
Return of Capital	-	-	-	-	(0.01)
Total from Distributions	(0.58)	(1.09)	-	-	(0.04)

Net Asset Value, at End of Year	$ 19.27	$ 19.10	$ 17.42	$ 14.49	$ 13.03

Total Return (b)	4.07%	15.96%	20.22%	11.20%	27.25%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 8,995	$ 9,967	$ 9,632	$ 11,846	$ 6,470
Before Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.36%	2.38%	2.41%	2.61%	2.68%
Ratio of Net Investment Loss to Average Net Assets	(1.71)%	(1.79)%	(0.61)%	(1.52)%	(1.79)%
After Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.36%	2.38%	2.41%	2.61%	2.28%
Ratio of Net Investment Loss to Average Net Assets	(1.71)%	(1.79)%	(0.61)%	(1.52)%	(1.40)%
Portfolio Turnover (c)	108.56%	254.23%	234.17%	149.36%	168.72%

(a) Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.  Total return does not reflect load.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND - CLASS C

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

				For the Period Ended (e)
	Years Ended
	8/31/2015	8/31/2014	8/31/2013	8/31/2012

Net Asset Value, at Beginning of Period	$ 18.50	$ 16.97	$ 14.19	$ 13.01

Income From Investment Operations:
Net Investment Loss (a)	(0.41)	(0.41)	(0.19)	(0.18)
Net Gain on Securities (Realized and Unrealized)	1.04	3.03	2.97	1.36
Total from Investment Operations	0.63	2.62	2.78	1.18

Distributions:
Net Investment Income	-	-	-	-
Realized Gains	(0.58)	(1.09)	-	-
Total from Distributions	(0.58)	(1.09)	-	-

Net Asset Value, at End of Period	$ 18.55	$ 18.50	$ 16.97	$ 14.19

Total Return (b)	3.55%	15.49%	19.59%	9.07% (f)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 484	$ 429	$ 307	$ 215

Ratio of Expenses to Average Net Assets	2.85%	2.85%	2.92%	3.19% (d)
Ratio of Net Investment Loss to Average Net Assets	(2.20)%	(2.25)%	(1.22)%	(1.97)% (d)

Portfolio Turnover (c)	108.56%	254.23%	234.17%	149.36% (f)

(a) Per share net investment loss has been determined on the basis of average shares outstanding during the period.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

(d) Annualized

(e) Class C shares commenced investment operations on January 5, 2012.

(f) Not annualized

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

 NO LOAD CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended
	8/31/2015	8/31/2014	8/31/2013	8/31/2012	8/31/2011

Net Asset Value, at Beginning of Year	$ 18.40	$ 16.77	$ 13.92	$ 12.48	$ 9.87

Income From Investment Operations:
Net Investment Loss (a)	(0.27)	(0.28)	(0.07)	(0.17)	(0.13)
Net Gain on Securities (Realized and Unrealized)	1.03	3.00	2.92	1.61	2.84
Total from Investment Operations	0.76	2.72	2.85	1.44	2.71

Distributions:
Net Investment Income	-	-	-	-	(0.08)
Realized Gains	(0.58)	(1.09)	-	-	-
Return of Capital	-	-	-	-	(0.02)
Total from Distributions	(0.58)	(1.09)	-	-	(0.10)

Net Asset Value, at End of Year	$ 18.58	$ 18.40	$ 16.77	$ 13.92	$ 12.48

Total Return (b)	4.29%	16.30%	20.47%	11.54%	27.51%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,955	$ 1,714	$ 1,166	$ 754	$ 645
Before Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.09%	2.16%	2.17%	2.35%	2.55%
Ratio of Net Investment Loss to Average Net Assets	(1.43)%	(1.56)%	(0.49)%	(1.29)%	(1.56)%
After Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.09%	2.16%	2.17%	2.35%	2.03%
Ratio of Net Investment Loss to Average Net Assets	(1.43)%	(1.56)%	(0.49)%	(1.29)%	(1.05)%
Portfolio Turnover (c)	108.56%	254.23%	234.17%	149.36%	168.72%

(a) Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2015

NOTE 1. ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of the Sparrow Funds (the “Trust”) on July 14, 1998, and commenced operations on October 4, 1998. The Trust is an open-end diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized three classes of shares: Class A shares, Class C shares, and No Load Class shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is Sparrow Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. Federal income tax capital loss carryforwards generated in prior years will be used to offset a portion of current year’s realized gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended August 31, 2015, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain state tax authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  As of and during the year ended August 31, 2015, the Fund did not incur any interest or penalties.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The first-in first-out (FIFO) method is used for determining gains or losses for financial statement and income tax purposes.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2015

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and taxable capital gains at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless a shareholder requests cash distributions on the shareholder’s application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Due to permanent book to tax differences the following adjustments have been made by management.  Reclassifications have no effect on net assets, results of operations or net asset value per share of the Fund.

Paid In Capital	$ (72,951)
Accumulated Net Investment Income	$ 72,900
Accumulated Realized Gain on Investments	$ 51

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Sales Charges - With respect to Class A shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more, or on purchases by qualified retirement plans with at least 200 eligible employees. However, shares that are exempt from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), if the shares are redeemed within eighteen months of purchase. Effective October 1, 2008, the Fund’s Class C shares were reclassified as No Load Class shares and the fee structure was changed. With respect to No Load Class shares, there is no initial sales charge or CDSC.  Effective January 5, 2012, the Fund opened a new Class C of shares. There is no initial sales charge or CDSC associated with Class C shares.  There was $8,724 in sales charges for Class A shares during the year ended August 31, 2015.

Allocation of Income and Expenses, Realized and Unrealized Gains and Losses – Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses are allocated on a daily basis to each class of shares based upon their relative net assets. Class-specific expenses are charged directly to the respective share class.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2015

NOTE 3. SECURITIES VALUATIONS

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs) - Equity securities are generally valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price.  Generally, if the security is traded in an active market and is valued at the last sale price in an active market, the security is categorized as Level 1 within the fair value hierarchy.  When the security position is not considered to be part of an active market, or when the security is

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2015

valued at the bid price, the position is generally categorized as Level 2 in the fair value hierarchy.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees and are categorized as Level 3 within the fair value hierarchy. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the Fund.  These securities are categorized as Level 1 within the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of August 31, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks (including ADR’s)	$ 12,464,227	$ -	$ -	$ 12,464,227
Total	$ 12,464,227	$ -	$ -	$ 12,464,227

The Fund did not hold any Level 2 or Level 3 assets during the year ended August 31, 2015. For more detail on the investments in common stocks please refer to the Schedule of Investments.  The Fund did not hold any derivative instruments at any time during the year ended August 31, 2015. There were no transfers into or out of Level 1 or Level 2 during the year ended August 31, 2015. The Fund considers transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

NOTE 4. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund’s investments. The President of the Advisor is also a Trustee of the Trust.

Pursuant to the terms of the management agreement between the Advisor and the Trust with respect to the Fund (the “Agreement”), the Advisor manages the Fund’s investments. The Fund pays the Advisor a management fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Fund pays all of its operating expenses. For the year ended August 31, 2015, the Advisor earned fees of $118,877 from the Fund. As of August 31, 2015, the Fund owed $10,997 to the Advisor.

Rafferty Capital Markets, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Fund has adopted Distribution Plans (the “Plans”), with respect to Class A shares, Class C shares, and No Load shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.  Under the Plans, the Fund pays an annual fee of 0.50% of the average daily net assets of the Fund invested in Class A shares and 1.00% of the average daily net assets of the Fund invested in Class C shares to help defray the cost of distributing shares.  The 12b-1 fees are used by the Distributor to compensate qualifying financial institutions (such as banks, brokers-dealers and other

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2015

industry professionals) who sell shares and provide distribution-related and other services to the Fund's shareholders to the extent these institutions are allowed to do so by applicable statutes, rules or regulations.  The Fund may also pay up to 0.25% of these amounts directly to the Advisor, to be used by the Advisor to compensate any entity, including registered broker-dealers, custodians, investment advisers, financial planners, 401(k) administrators, etc, that perform certain administrative or other servicing functions for the Fund’s shareholders.

Under the Plan for No Load Class Shares, the Fund pays the Advisor an annual fee of 0.25% of the average daily net assets of the Fund invested in No Load Class shares to help defray the cost of servicing the No Load Class shares. The Advisor will use these fees to compensate with a “service fee” any entities that perform certain administrative or other servicing functions for the Fund’s No Load Class shares, including registered broker-dealers, custodians, mutual fund platform sponsors, investment advisers, financial planners, 401(k) administrators, etc.

The Plans are compensation plans, which mean that the full 12b-1 fee payable under the respective Plan is paid to the Distributor irrespective of actual 12b-1 fees incurred. For the year ended August 31, 2015, Class A incurred 12b-1 expenses of $46,405, Class C incurred 12b-1 expenses of $4,287, and No Load Class incurred 12b-1 expenses of $5,445.  At August 31, 2015, the Fund owed $13,451 in 12b-1 expenses.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended August 31, 2015, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 12,920,506

Sales

Investment Securities                          $ 12,951,752

NOTE 6. TAX MATTERS

As of August 31, 2015, the aggregate cost of securities for federal income tax purposes was $10,732,239.

As of August 31, 2015, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation                             $  2,079,154

Gross (Depreciation)                               (356,168)

Net Appreciation on Investments *     $   1,722,986

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2015

The tax character of distributions paid during the year ended August 31, 2015, and the year ended August 31, 2014, were as follows:

	August 31, 2015	August 31, 2014
Distributions paid from:
Ordinary Income	$ 95,361	$ -
Capital Gains	251,534	715,227
Total	$ 346,895	$ 715,227

For the year ended August 31, 2015, each class within the Fund paid a long-term capital gain distribution of $0.4238 and a short-term capital gain distribution of $0.1608 per share, on December 23, 2014.

For the year ended August 31, 2014, each share class paid a long-term capital gain distribution of $1.0866 per share, on December 23, 2013.

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Capital Gains

$     231,826

Other Accumulated Losses

      (126,783)

Net Unrealized Appreciation *

    1,722,986

$  1,828,029

* Differences between financial reporting basis and tax-basis are primarily attributable to wash sales.  The Fund elected to defer to the year ending August 31, 2016, late year ordinary losses in the amount of $126,783.

NOTE 7. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sparrow Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sparrow Growth Fund (the “Fund”), as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sparrow Growth Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

October 29, 2015

SPARROW GROWTH FUND

EXPENSE ILLUSTRATION

AUGUST 31, 2015 (UNAUDITED)

Expense Example

 As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2015 through August 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds.  In addition, if these transactional costs were included, your cost could have been higher.

SPARROW GROWTH FUND

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2015 (UNAUDITED)

Class A	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2015	August 31, 2015	March 1, 2015 to August 31, 2015

Actual	$1,000.00	$961.58	$11.57
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.41	$11.88

*Expenses are equal to the Fund’s annualized expense ratio of 2.34% for Class A, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2015	August 31, 2015	March 1, 2015 to August 31, 2015

Actual	$1,000.00	$959.65	$13.98
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,010.94	$14.34

*Expenses are equal to the Fund’s annualized expense ratio of 2.83% for the Class C, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

No Load Class	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2015	August 31, 2015	March 1, 2015 to August 31, 2015

Actual	$1,000.00	$963.19	$10.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.77	$10.51

*Expenses are equal to the Fund’s annualized expense ratio of 2.07% for the No Load Class, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

SPARROW GROWTH FUND

ADDITIONAL INFORMATION

AUGUST 31, 2015 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ending June 30, are available without charge upon request by (1) calling the Fund at (888) 727-3301 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-727-3301.

Advisory Agreement Renewal -  In connection with a regular meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Sparrow Funds (the “Trust”) held on July 30, 2015, the Trustees considered the renewal of an investment advisory agreement between the Trust and Sparrow Capital Management, Inc. (the “Advisor”) (the “Agreement”).  The factors considered by the Trustees included: (i) the Advisor's business and the qualifications of its personnel, (ii) the nature, extent and quality of the services provided by the Advisor to the Fund, (iii) the investment performance of the Advisor, (iv) the costs of the services to be provided and the profits to be realized by the Advisor, (v) the extent to which economies of scale will be realized as the Fund grows, and (vi) whether the fee levels reflect these economies of scales to the benefit of shareholders.

As to the nature, extent, and quality of the services provided by the Advisor, the Board considered the Advisor's investment strategies and execution of those strategies.  The Trustees reviewed elements from the Advisor's ADV Parts I and II, which describes the operations and policies of the Advisor.  The Trustees also reviewed the Advisor’s 15(c) responses (the "Report") which included information regarding, among other things, the personnel of the Advisor and the Advisor's compliance activities.  The Board noted that Advisor personnel has remained consistent since the Agreement’s last renewal which, it agreed, was a benefit to the Fund and shareholders.  The Trustees noted that the Advisor complied with the Trust's Code of Ethics and that there had been no litigation or regulatory action involving the Fund since the Agreement’s last renewal.  A representative of the Advisor discussed the investment advisory services provided by the Advisor including the compliance activities of the CCO.  Based on the information in the Report and their discussions with Advisor representatives, the Trustees concluded the Advisor had provided high quality services to the Fund, and that the nature and extent of the services provided by the Advisor were reasonable and consistent with the Board's expectations.

As to the Fund's performance, the Board reviewed information in the Report regarding the Fund's returns for various periods from 2004 to 2015.  The Trustees noted that the

SPARROW GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2015 (UNAUDITED)

Fund, as measured by No-Load Class performance, had underperformed its broad-based securities market benchmark, the S&P 500 Index (the "Index") in two of the last four calendar years, but acknowledged that performance for calendar year to date period ended July 20, 2015 was significantly above the Index with returns of 9.43% versus Index returns of 1.23%.  They further noted that the Fund has outperformed the Morningstar Mid-Cap Growth category average over the 1-month, year-to-date, 3-month, 1-year, and 5-year periods ended July 20, 2015.  The Trustees discussed the nature and consistency of the performance of the Fund compared to its peer group and benchmark.  The Trustees determined that the Fund’s performance relative to the  Morningstar category suggests that the Advisor is generating reasonable returns to the benefit of shareholders.    Following additional discussion, it was the consensus of the Trustees that the Fund's performance under the Advisor was satisfactory.

The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in a Morningstar peer group of funds with less than $50 million in assets employing a mid-cap growth equity investment strategy.  The Trustees noted that the Fund's management fee of 1.00%, was above the 0.86% Morningstar category average, but was within the range of fees charged by funds in the category which ranged from 0.60% to 1.50%.  The Trustees further noted, that while the Fund's No-Load class net expense ratio was above the Morningstar category average of 1.86%, its gross expense ratio (2.16%) was less than the Morningstar category average of 2.49%.  Following discussion, it was the consensus of the Board that the Fund's expense ratio and management fee were reasonable considering the size and performance of the Fund.

As to the profitability of the Advisor, the Board reviewed financial information and tax-related information provided to the Board by the Advisor.  The Trustees considered whether the Advisor had realized a profit in connection with its relationship with the Fund.  They noted that the Advisor realized a net loss during the prior fiscal year.  The Trustees acknowledged that, based on financial information provided by the Advisor, the Advisor has sufficient resources to continue meeting its obligations to the Fund.  As to the realization of economies of scale, it was the consensus of the Trustees that economies of scale could be realized as the Fund's assets continue to grow, but, based on the size of the Fund, the absence of economies of scale at this time is reasonable.

After consideration, the Board determined that the terms of the Agreement constituted a reasonable business arrangement and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

SPARROW GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2015 (UNAUDITED)

Trustees & Officers of the Trust

The following table provides information regarding each Trustee who is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gerald R. Sparrow** Age: 55	Trustee, President, Secretary, Treasurer, Chief Compliance Officer	Indefinite Term; Since inception.	Director and President of Sparrow Capital Management, Inc.; Former President of Buford Dickson Harper Sparrow, an advisory company from 1995 to March 2004; General partner of Sparrow Fund L.P., an advisory company.	1	None

*     Address of each officer is 211 N. Broadway, Suite 2080, St. Louis, MO 63102.

**   Mr. Sparrow is an “interested” person because he is the President of the Advisor.

SPARROW GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2015 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Richard N. Priest Age: 83	Independent Trustee	Indefinite Term; since 2003.	Vice President (Retired) of the New York Stock Exchange.	1	South Side Day Nursery; Missouri Bar Association Advisory Committee
Donald D. Woodruff Age: 58	Independent Trustee	Indefinite Term; Since inception.	President of Robinson, Inc. a retail (sales of hearing aids) company from June 1992 through present.	1	None

* Address of each Trustee is 211 N. Broadway, Suite 2080, St. Louis, MO 63102.

TRUSTEES

Gerald R. Sparrow

Richard N. Priest

Donald D. Woodruff

OFFICERS

Gerald R. Sparrow, President, Chief Compliance Officer, Secretary and Treasurer

INVESTMENT ADVISOR

Sparrow Capital Management, Inc.

211 N. Broadway, Suite 2080

St. Louis, MO 63102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

41 S. High Street,  Suite 1700

Columbus, OH  43215

CUSTODIAN

US Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Additional information about the Trustees is available in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (888) 727-3301.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, there have not been any waivers to the provisions of the waivers.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Richard Priest is an audit committee financial expert.  Mr. Priest is independent for purposes of this Item 3.  He has gained his qualifications as a financial expert through experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements

  Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2015

$ 12,796

FY 2014

$ 12,795

(b)

Audit-Related Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2015

$ 2,500

FY 2014

$ 2,500

Nature of the fees:

Review of the 1120-RICS  and Excise Returns.

(d)

All Other Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 2,500

FY 2014

$ 2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable – applies to closed-end funds only.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not applicable – the registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sparrow Funds

By /s/ Gerald Sparrow

*Gerald Sparrow

President

Date November 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gerald Sparrow

*Gerald Sparrow

President and Treasurer

Date November 9, 2015

* Print the name and title of each signing officer under his or her signature.